SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2008

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1	Press Release dated November 13, 2008

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On November 10, 2008, Mr. Raymond B. Smyth was appointed to the Board of Directors of the Company and its subsidiary, Patriot National Bank.  There are no arrangements or understandings between Mr. Smyth and any other person pursuant to which Mr. Smyth became a director.  Mr. Smyth is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.  Mr. Smyth has also been appointed to the Audit Committee.  More information about Mr. Smyth is contained in the attached Press Release.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

November 14, 2008	By: /s/ Robert F. O'Connell
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 13, 2008.